Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Communications Fund

The following information replaces the existing tables for Deutsche Communications Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information and is provided as of August 31, 2016:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Walter Holick	$0	$0
Frederic L. Fayolle	$0	$0
Nataly Yackanich	$0	$10,001 - $50,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Walter Holick	0	$0	0	$0
Frederic L. Fayolle	0	$0	0	$0
Nataly Yackanich	1	$635,182,983	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Walter Holick	3	$744,187,343	2	$653,487,467
Frederic L. Fayolle	3	$744,187,343	2	$653,487,467
Nataly Yackanich	0	$0	0	$0

November 1, 2016

SAISTKR-290

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Walter Holick	0	$0	0	$0
Frederic L. Fayolle	0	$0	0	$0
Nataly Yackanich	0	$0	0	$0

Please Retain This Supplement for Future Reference